UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):   March 3, 2020

Commission file number 001-38025

U.S. WELL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	81-1847117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1360 Post Oak Boulevard, Suite 1800, Houston, Texas
(Address of principal executive offices)

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Registrant’s telephone number, including area code:

(832) 562-3730
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Regulation FD.

On March 3, 2020, U.S. Well Services, Inc., issued a press release announcing financial results for the fourth quarter ended December 31, 2019 and a conference call in connection therewith. A copy of the release is furnished herewith as Exhibit 99.1, and incorporated herein by reference. Such exhibit (i) is furnished pursuant to Item 2.02 of Form 8-K, (ii) is not to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (iii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press Release dated March 3, 2020 announcing the earnings results for the fourth quarter ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US WELL SERVICES, INC.
(Registrant)

By:	/s/ Kyle O’Neil
Kyle O’Neil
Chief Financial Officer

Dated: March 3, 2020

INDEX TO EXHIBITS

Introductory Note: The following exhibit is furnished pursuant to Item 2.02 of Form 8-K and is not to be considered “filed” under the Exchange Act and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act or the Exchange Act.

Exhibit No.	Description
99.1	Press Release dated March 3, 2020 announcing the earnings results for the fourth quarter ended December 31, 2019.